UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: April 30

Date of reporting period: July 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET OREGON MUNICIPALS FUND

FORM N-Q

JULY 31, 2012

WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of investments (unaudited)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 94.9%
Education - 18.1%
Oregon Health & Sciences University Revenue	5.750%	7/1/39	$4,900,000	$5,741,967
Oregon State Facilities Authority Revenue:
Linfield College Project	5.000%	10/1/25	500,000	528,685
Refunding, Willamette University Project	5.000%	10/1/16	510,000	581,068
Senior College in Student Housing Project A, XLCA	5.250%	7/1/25	1,210,000	1,224,907
University Portland Projects	5.000%	4/1/32	3,545,000	3,806,373
Willamette University Project	5.000%	10/1/27	3,700,000	4,053,091
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Revenue, Ana G. Mendez University System Project	5.125%	4/1/32	1,000,000	1,026,380
Rogue, OR, Community College District, GO	5.000%	6/15/25	350,000	379,817

Total Education				17,342,288

Health Care - 19.0%
Deschutes County, OR, Hospital Facilities Authority Hospital Revenue, Cascade Healthcare, AMBAC	5.375%	1/1/35	4,300,000	4,645,763
Hillsboro Hospital Facility Authority Revenue, Tuality Healthcare Project, Radian	5.375%	10/1/31	1,000,000	1,000,750
Klamath Falls, OR, Inter Community Hospital Authority Revenue, Unrefunded Balance, Merle West Medical Center	6.250%	9/1/31	375,000	379,275
Multnomah County, OR, Hospital Facilities Authority Revenue:
Adventist Health	5.125%	9/1/40	3,500,000	3,789,835
Providence Health Systems	5.250%	10/1/24	500,000	537,495
Oregon State Facilities Authority Revenue, Peacehealth	5.000%	11/1/39	5,000,000	5,439,300
Umatilla County, OR, Hospital Facility Authority Revenue:
Catholic Health Initiatives	5.500%	3/1/22	215,000	215,864
Catholic Health Initiatives	5.000%	5/1/22	1,000,000	1,078,600
Catholic Health Initiatives	5.000%	5/1/32	1,065,000	1,113,479

Total Health Care				18,200,361

Housing - 4.5%
MFH Revenue Bond Pass-Through Certificates Beneficial Ownership, Pacific Tower Apartments	6.050%	11/1/34	260,000	260,091	(a)
Oregon State Housing & Community Services Department, Mortgage Revenue:
Single-Family Mortgage	5.400%	7/1/27	1,490,000	1,567,569	(a)
Single-Family Mortgage Program	5.050%	7/1/26	2,370,000	2,465,322	(a)
Virgin Islands HFA, Single-Family Mortgage Revenue, GNMA Mortgage -Backed Securities Program, GNMA-Collateralized	6.450%	3/1/16	30,000	30,026	(a)

Total Housing				4,323,008

Industrial Revenue - 7.8%
Port Morrow, OR, PCR, Portland General Electric Co.	5.000%	5/1/33	2,500,000	2,813,675	(b)
Portland, OR, Economic Development Revenue, Broadway Housing LLC Project	6.500%	4/1/35	3,000,000	3,369,930
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	1,000,000	1,019,570
Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc.	6.250%	6/1/26	500,000	320,000	(a)(c)

Total Industrial Revenue				7,523,175

See Notes to Schedule of Investments.

WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Leasing - 2.6%
Oregon State Department of Administrative Services:
AGM	5.000%	5/1/30	$1,000,000	$1,064,500
COP	5.000%	5/1/29	1,300,000	1,476,319

Total Leasing				2,540,819

Local General Obligation - 3.6%
Jefferson County GO, School District No. 509J, NATL/FGIC-School Board Guaranty	5.250%	6/15/16	500,000	501,970
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/29	1,000,000	1,143,950
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/30	1,000,000	1,137,620
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/31	585,000	661,828

Total Local General Obligation				3,445,368

Other - 1.2%
Portland, OR, Urban Renewal & Redevelopment, AMBAC	5.000%	6/15/18	1,000,000	1,105,020

Power - 3.5%
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	3,000,000	3,338,550

Pre-Refunded/Escrowed to Maturity - 5.6%
Klamath Falls, OR, Inter Community Hospital Authority Revenue, Merle West Medical Center	6.250%	9/1/31	625,000	634,175	(d)
Oregon State Department of Administrative Services Lottery Revenue, AGM	5.000%	4/1/19	500,000	539,255	(d)
Oregon State Facilities Authority Revenue, NATL/FGIC	5.000%	10/1/34	1,240,000	1,364,310	(d)
Rogue, OR, Community College District, GO	5.000%	6/15/25	650,000	734,539	(d)
Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives	5.000%	5/1/32	935,000	1,011,231	(d)
Yamhill County Hospital Authority, Friendsview Retirement Community	7.000%	12/1/34	1,000,000	1,095,130	(d)

Total Pre-Refunded/Escrowed to Maturity				5,378,640

Special Tax Obligation - 12.2%
Keizer, OR	5.200%	6/1/31	1,750,000	1,914,202
Oregon State Department of Administrative Services:
Lottery Revenue	5.000%	4/1/28	1,000,000	1,158,480
Lottery Revenue	5.000%	4/1/29	1,750,000	2,019,185
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	2,000,000	2,137,160
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	2,000,000	2,269,340
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	5.000%	10/1/29	2,000,000	2,184,560

Total Special Tax Obligation				11,682,927

State General Obligation - 3.7%
Oregon State, GO, State Property	5.000%	5/1/36	3,000,000	3,518,820

Transportation - 2.7%
Oregon State Department of Transportation, Highway User Tax Revenue, Refunding Senior Lien	5.000%	11/15/19	1,400,000	1,669,948

See Notes to Schedule of Investments.

WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Transportation - continued
Port of Portland Airport Revenue, Portland International Airport, AMBAC	5.500%	7/1/18	$920,000	$922,622	(a)

Total Transportation				2,592,570

Water & Sewer - 10.4%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Assured Guaranty	5.125%	7/1/47	3,250,000	3,437,168	(e)
Lane County, OR, Metropolitan Wastewater Management Commission Revenue:
NATL/FGIC	5.000%	11/1/24	275,000	306,149
NATL/FGIC	5.000%	11/1/25	1,940,000	2,152,255
Port of Umatilla, OR, GO, Water Revenue, LOC-Bank of America N.A.	6.650%	8/1/22	125,000	126,508	(a)
Portland, OR, Sewer Systems Revenue	5.000%	6/15/33	3,500,000	3,942,050

Total Water & Sewer				9,964,130

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $82,895,936)				90,955,676

SHORT-TERM INVESTMENTS - 4.4%
General Obligation - 1.4%
Oregon State, GO, Veterans Welfare, SPA-U.S. Bank N.A.	0.170%	6/1/40	1,300,000	1,300,000	(f)(g)

Health Care - 2.1%
Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health Systems, LOC-U.S. Bank N.A.	0.150%	6/1/37	100,000	100,000	(f)(g)
Medford, OR, Hospital Facilities Authority Revenue, Rogue Valley Manor Project, LOC-Bank of America N.A.	0.200%	8/15/37	200,000	200,000	(f)(g)
Multnomah County, OR, Hospital Facilities Authority Revenue, Oregon Baptist Retirement Homes, LOC-U.S. Bank N.A.	0.170%	11/1/34	100,000	100,000	(f)(g)
Oregon State Facilities Authority Revenue, Peacehealth, LOC-U.S. Bank N.A.	0.130%	8/1/34	400,000	400,000	(f)(g)
Yamhill County, OR, Hospital Authority Revenue, Friendsview Community, LOC-US Bank N.A.	0.180%	12/1/34	1,200,000	1,200,000	(f)(g)

Total Health Care				2,000,000

Housing: Single Family - 0.9%
Oregon State Housing & Community Services, Revenue, Single-Family Housing, SPA-State Street Bank & Trust Co.	0.200%	7/1/36	900,000	900,000	(a)(f)(g)

TOTAL SHORT-TERM INVESTMENTS (Cost - $4,200,000)				4,200,000

TOTAL INVESTMENTS - 99.3% (Cost - $87,095,936#)				95,155,676
Other Assets in Excess of Liabilities - 0.7%				665,186

TOTAL NET ASSETS - 100.0%				$95,820,862

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of July 31, 2012.

(d)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds

See Notes to Schedule of Investments.

WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2012

AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
COP	— Certificates of Participation
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
GNMA	— Government National Mortgage Association
GO	— General Obligation
HFA	— Housing Finance Authority
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCR	— Pollution Control Revenue
Radian	— Radian Asset Assurance - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds
XLCA	— XL Capital Assurance Inc. - Insured Bonds

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	5.7%
AA/Aa	31.5
A	35.4
BBB/Baa	14.2
A-1/VMIG 1	4.4
NR	8.8

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Oregon Municipals Fund (formerly known as Legg Mason Western Asset Oregon Municipals Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$90,955,676	—	$90,955,676
Short-term investments†	—	4,200,000	—	4,200,000

Total investments	—	$95,155,676	—	$95,155,676

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$20,650	—	—	$20,650

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. During the period ended July 31, 2012, the Fund employed short U.S. Treasury futures to manage duration and in expectation of underperformance by Treasuries. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting Oregon.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to schedule of investments (unaudited) (continued)

2. Investments

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,239,025
Gross unrealized depreciation	(179,285)

Net unrealized appreciation	$8,059,740

At July 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	28	9/12	$4,208,225	$4,228,875	$(20,650)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2012.

Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation
Interest rate risk	$(20,650)

During the period ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$4,145,094

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	September 26, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 26, 2012